EXHIBIT 10.3

MEMORANDUM OF UNDERSTANDING

DATED:             June 23, 2005

BETWEEN:

(1)	UNIVERSITY OF GEORGIA RESEARCH FOUNDATION, INC., a nonprofit Georgia corporation with offices located in Boyd Graduate Studies Research Center, The University of Georgia, Athens, Georgia 30602 (“UGARF”);

(2)	YALE UNIVERSITY located in New Haven, Connecticut (“YALE”); and

(3)	PHARMASSET, INC., a company incorporated in Delaware whose address is 1860 Montreal Road, Tucker, Georgia 30084 (“Pharmasset”).

BACKGROUND:

(A)	UGARF and Yale entered into a license agreement dated December 28, 1995, as amended effective September 1, 1997, December 1, 1997, February 27, 1998 (now ineffective), July 15, 2001 and June 17, 2005 with Bukwang Pharmaceuticals Co., Ltd. (“Bukwang”) under which the University Patents and Licensed Technology (as defined below) were exclusively licensed to Bukwang (“Primary License”) with the right to further sublicense.

(B)	On June 23, 2005, Bukwang entered into a license agreement with Pharmasset under which certain patents and know-how were exclusively licensed to Pharmasset and the University Patents and Licensed Technology were sublicensed to Pharmasset (“Pharmasset Sublicense”).

(C)	Yale and UGARF have agreed to grant a license under the University Patents and Licensed Technology to Pharmasset in the event that the Primary License is terminated as more specifically set out in this Memorandum of Understanding (“Memorandum”).

OPERATIVE PROVISIONS

1	DEFINITIONS

1.1	In this Memorandum:

“Affiliate” means any corporation or non-corporate business entity which controls, is controlled by, or is under common control with a party to this Agreement. A corporation or non-corporate business entity shall be regarded as in control of another corporation if it owns, or directly or indirectly controls, at least fifty (50%) percent of the voting stock of the other corporation, or (a) in the absence of the ownership of at least fifty (50%) percent of the voting stock of a corporation or (b) in the case of a non-corporate business entity, or non-profit corporation, if it possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of such corporation or non-corporate business entity, as applicable.

“Field” means use of the Licensed Product in the treatment of viral infections.

“Licensed Product” means any process, service, or product, the manufacture, use, or sale of which is covered by a Valid Claim or incorporates or uses any Licensed Technology.

“Licensed Technology” means all designs, technical information, know-how, knowledge, data, specifications, test results and other information, whether or not patented, which were known to the UGARF and Yale inventors of the University Patents, on the date of the Primary License, and which are useful for the development, commercialization, manufacture, use or sale of any Licensed Product.

“Territory” means all the countries in Central America, North America, South America, Europe, the Caribbean and Israel, including those countries set forth on Exhibit B, and any and all territories and possessions of any such countries.

“University” means UGARF or Yale or collectively UGARF and Yale as the case may be.

“University Patents” means the patent applications and patents identified in Exhibit A hereof, together with all divisionals, continuations, reissues, reexaminations and foreign counterparts of such applications or patents.

“Valid Claim” means a claim included among the University Patents so long as such claim shall not have been irrevocably abandoned or held invalid in an unappealable decision of a court or other authority of competent jurisdiction.

2	AGREEMENT TO GRANT LICENSE AND LICENSE TERMS

2.1	Subject to Paragraph 3, the parties agree that, in the event the Primary License is terminated, and provided that the reason for such termination does not relate in any way to any breach of the Pharmasset Sublicense by Pharmasset, its Affiliates, or representatives or to any act or omission of Pharmasset’s sublicensees, the University shall grant Pharmasset, from the date of such termination, an exclusive license under the University Patents and Licensed Technology (“New License”) to develop, manufacture, have manufactured, use, sell, have sold, offer for sale, import and supply Licensed Product in the Field for the Territory under the terms of the Primary License, but with the provision that (a) the financial terms of such license shall be as set forth in Paragraph 2.2 hereof and (b) the diligence terms of such license shall be substantially similar to those set forth in Article 6 of the Pharmasset Sublicense. Subject to Paragraph 3 and this Paragraph 2.1 and in the event that the Primary License is terminated, University shall grant Pharmasset the first right to negotiate for a license under the Licensed Patents (as that term is defined in the Primary License) and Licensed Technology (as that term is defined in the Primary License) for territories outside of the Territory where such territories outside of the Territory, in University’s sole discretion, are available for license. Such first right to negotiate shall remain in effect for a period of thirty (30) days after University has notified Pharmasset of the availability of such territories outside of the Territory for license.

2.2	The financial terms of the New License shall be as follows:

(a) Sections 4.1, 4.2 and 4.3 of Article 4 of the Primary License shall be deleted from the New License and replaced by Article 3 of the Pharmasset Sublicense. Any financial obligation of Pharmasset under the Pharmasset Sublicense that had been fulfilled before the effective date of the New License shall be deemed to have been fulfilled under the New License.

(b) The royalties paid to University on sales of Licensed Products under the New License shall be adjusted to reflect the terms of Sections 2.8 and 5.1 of the Pharmasset Sublicense.

3	CONDITIONS PRECEDENT

3.1	The grant of any license under the University Patents and Licensed Technology pursuant to Section 2.1, shall in all respects be conditional upon the University receiving the following:

(a)	subject to obligations of confidentiality (which are memorialized by written agreement), copies of any arrangements, agreements or related transactions (and any amendments thereto) between Pharmasset and Bukwang relating to Licensed Product or any rights licensed to Pharmasset under the Pharmasset Sublicense;

(b)	written representation from Pharmasset, confirming that Pharmasset is in compliance with its obligations under the Pharmasset Sublicense;

(c)	a detailed written update on the development and commercialization of Licensed Product within the Territory that shall include, without limitation, a summarized budget for development plan expenses;

(d)	documentary evidence confirming, to the University’s reasonable satisfaction, that Pharmasset has sufficient funds to carry on the development or commercialization of the Licensed Product within the Territory for not less than twenty-four (24) months; and

(e)	subject to obligations of confidentiality (which are memorialized by written agreement), copies of agreements between Pharmasset and any third party relating to the sublicense of the rights granted to Pharmasset (or any part of such rights) under the Pharmasset Sublicense.

3.2	If any of the conditions precedent identified in Paragraph 3.1 is not fulfilled (unless waived by the University) within sixty (60) days of the termination of the Primary License, the University shall have no obligation to Pharmasset to grant the license under Paragraph 2.1, and neither party shall have a claim of any nature whatsoever against the other party under this Memorandum.

3.3	Pharmasset undertakes to use all reasonable efforts to ensure that the conditions precedent in Paragraph 3.1 are fulfilled as soon as reasonably practicable following termination of the Primary License, and in any event within sixty (60) days from the date of termination of the Primary License.

4	FURTHER ASSURANCES

4.1	University shall notify Pharmasset if a notice of termination of the Primary License has been provided by or to Bukwang and the parties hereto shall promptly meet to discuss in good faith to arrange for the finalisation and execution of the New License.

4.2	University agrees that activities of Pharmasset, its Affiliates and sublicensees under the New License shall constitute activities of Pharmasset for the purposes of Article 3 of the Primary License.

4.3	Each party shall do all acts and execute all documents as may be reasonably necessary to give effect to the grant of the New License and the exercise of the rights granted therein.

5	ADDITIONAL TERMS

During the period that Primary License and Pharmasset Sublicense Agreement remain in effect, University agrees to the following:

5.1	University agrees to notify Pharmasset should Bukwang terminate payment of University expenses for filing, prosecuting or maintaining one or more University Patents. If Pharmasset does not, within thirty (30) days of such notice, pay the expenses for filing, prosecuting or maintaining such University Patents, University may, at its option, elect to pay such expenses or permit such University Patents to become abandoned or lapsed and shall be free to grant rights to such University Patents to third parties. University further agrees that should Bukwang terminate payment of University expenses for filing, prosecuting or maintaining one or more Licensed Patents (as that term is defined in the Primary License) in territories outside of the Territory, University shall not allow such Licensed Patents (as that term is defined in the Primary License) to go abandoned without first notifying Pharmasset and giving Pharmasset thirty (30) days to pay the expenses for filing, prosecuting or maintaining such Licensed Patents (as that term is defined in the Primary License).

5.2	University agrees not to amend the Primary License in any manner which would adversely affect Pharmasset’s rights and obligations under the Pharmasset Sublicense Agreement. Any such purported amendment, without Pharmasset’s prior written consent (such consent not to be unreasonably withheld), shall be void. University agrees to give Pharmasset at least thirty (30) days’ written notice of any proposed amendment to the Primary License.

5.3	Upon University’s disclosure of a new invention to Bukwang under Section 2.12 of the Primary License, subject to the parties entering into a written confidentiality agreement, University shall promptly thereafter notify Pharmasset of such disclosure. In the event that Bukwang does not execute its first right to negotiate under Section 2.12 of the Primary License or does not consummate a license with University, University shall offer Pharmasset a right to negotiate for a license in the Territory and Field under the same terms and conditions as those offered by University to Bukwang under the Primary License. In the event that Bukwang and University consummate a license under Section 2.12 of the Primary License, University shall promptly thereafter notify Pharmasset of such license.

6	LAW AND JURISDICTION

6.1	This Memorandum and the obligations of the Parties shall be governed by and construed in accordance with the laws of the state of Georgia and subject to the jurisdiction of the Georgia courts.

AGREED by the parties through their duly authorised representations on the date written above:

SIGNED for and on behalf of	)	/s/ Robert R. Fincher
UNIVERSITY OF GEORGIA	)	Robert R. Fincher, Ph.D.
RESEARCH FOUNDATION, INC.	)	Chief Licensing Officer
Print Name and Title

SIGNED for and on behalf of	)	/s/ Jon Soderstrom
YALE UNIVERSITY	)	Jon Soderstrom
	)	Managing Director
Office Cooperative Research
Print Name and Title

SIGNED for and on behalf of	)	/s/ P. Schaefer Price
PHARMASSET, INC.	)	P. Schaefer Price
	)	President & CEO
Print Name and Title

Exhibit A

The University Patents

Exhibit A

University Patents

*UGA 650 IS ALSO UGA 500

CASE	COUNTRY	SERIAL NUMBER	REGISTRATION NUMBER	MATTER NUMBER	FILE DATE	STATUS
UGA 500 (650)	U.S.	08/189,070	5,587,362	105016	1/28/94	Patent Granted 12/24/96
DIV 1	U.S.	08/467,010	5,567,688	105012	6/6/95	Patent Granted 10/22/96
DIV2	U.S.	08/466,274	5,565,438	105013	6/6/95	Patent Granted 10/15/96
PCT	PCT	US95/01253	WO 95/20595	105011	1/30/95	National Phase Entered
FOREIGN	General			105025
	Australia	17376/95	710262	105031	1/30/95	Patent Granted 1/20/00
	Brazil	PI 9506596-2		105010	1/30/95	Pending
	Bulgaria	100792	62571	105008	1/30/95	Patent Granted 7/29/99
	Canada	2,182,273		105009	1/30/95	Pending
	China	95/191415.4	1043769	105017	2/26/97	Patent Granted 6/23/99
	Czech Rep.	PV 2114-96	292574	105007	1/30/95	Patent Granted 8/28/03
	Europe	95909404.6	748330	105001	1/30/95	Patent Granted 3/12/04
	Austria	95909404.6	748330	105001	1/30/95	Patent Granted 3/12/04
	Belgium	95909404.6	748330	105001	1/30/95	Patent Granted 3/12/04
	France	95909404.6	748330	105001	1/30/95	Patent Granted 3/12/04
	Germany	95909404.6	748330	105001	1/30/95	Patent Granted 3/12/04
	Great Britain	95909404.6	748330	105001	1/30/95	Patent Granted 3/12/04
	Greece	95909404.6	748330	105001	1/30/95	Patent Granted 3/12/04
	Ireland	95909404.6	748330	105001	1/30/95	Patent Granted 3/12/04
	Italy	95909404.6	748330	105001	1/30/95	Patent Granted 3/12/04
	Netherlands	95909404.6	748330	105001	1/30/95	Patent Granted 3/12/04
	Portugal	95909404.6	748330	105001	1/30/95	Patent Granted 3/12/04
	Spain	95909404.6	748330	105001	1/30/95	Patent Granted 3/12/04
	Switzerland	95909404.6	748330	105001	1/30/95	Patent Granted 3/12/04
	Europe DIV	02078773.5	1283211A	105001	9/13/02	Pending
	Finland	962986		105020	1/30/95	Pending
	Hong Kong	98116011.4	1014716	105001	12/28/98	Patent Granted 3/12/04
	Hungary	P9601774		105019	1/30/95	Pending

CASE	COUNTRY	SERIAL NUMBER	REGISTRATION NUMBER	MATTER NUMBER	FILE DATE	STATUS
	Japan	520247/1995		105015	1/30/95	Pending
	Mexico	96/3029	196181	105018	1/30/95	Patent Granted 4/26/00
	New Zealand	281058	281058	105023	1/30/95	Patent Granted 10/9/98
	NZ DIV1	330137	330137	105023	4/7/98	Patent Granted 12/7/00
	N. Korea	96-0582	31621	105021	1/30/95	Patent Granted 4/6/98
	Norway	96-3138	306.408	105002	1/30/95	Patent Granted 11/1/99
UGA 650	Romania	96-01548	116623	105024	1/30/95	Patent Granted 3/27/00
	Russia	96-117323	2171809	105022	1/30/95	Patent Granted 8/10/01
	S. Korea	96-704125	321209	105005	1/30/95	Patent Granted 1/5/02
	Slovak	PV-926-96		105006	1/30/95	Pending
	Sri Lanka	11021	11021	105004	1/30/95	Patent Granted 11/15/96
	Vietnam	SCO147/96	1981	105026	1/30/95	Appealing for revival
UGA 665	U.S.	60/053,488		105003	7/23/97	Converted
	U.S.	09/121,294	6,512,107	105046	7/23/98	Patent Granted 1/28/03
	U.S.	10/351,222	6,894,159	105046	1/24/03	Patent Granted 5/17/05
	PCT	US98/15375	WO 99/05158	105047	7/23/98	National Phase
PCT	Han Sung Korea	IB97/01254	WO 99/05157	105030		Published
FOREIGN	Argentina	P9701 04409		105041	9/15/97	Pending
	Brazil	PI9810804-2		105050	1/24/00	Pending
	Europe	98939087.7	998482	105051	7/23/98	Patent Granted 4/2/03
	Austria	98939087.7	998482	105051	7/23/98	Patent Granted 4/2/03
	Belgium	98939087.7	998482	105051	7/23/98	Patent Granted 4/2/03
	France	98939087.7	998482	105051	7/23/98	Patent Granted 4/2/03
	Germany	98939087.7	998482	105051	7/23/98	Patent Granted 4/2/03
	Great Britain	98939087.7	998482	105051	7/23/98	Patent Granted 4/2/03
	Greece	98939087.7	998482	105051	7/23/98	Patent Granted 4/2/03
	Ireland	98939087.7	998482	105051	7/23/98	Patent Granted 4/2/03
	Italy	98939087.7	998482	105051	7/23/98	Patent Granted 4/2/03
	Luxembourg	98939087.7	998482	105051	7/23/98	Patent Granted 4/2/03
	Monaco	98939087.7	998482	105051	7/23/98	Patent Granted 4/2/03
	Netherlands	98939087.7	998482	105051	7/23/98	Patent Granted 4/2/03
	Portugal	98939087.7	998482	105051	7/23/98	Patent Granted 4/2/03
	Spain	98939087.7	998482	105051	7/23/98	Patent Granted 4/2/03
	Switzerland	98939087.7	998482	105051	7/23/98	Patent Granted 4/2/03
	Europe DIV	03075945.0	1327637A	105051	7/23/98	Allowed
	China	97116278.6	CN113892C	105033	9/8/97	Patent Granted 7/9/03

CASE	COUNTRY	SERIAL NUMBER	REGISTRATION NUMBER	MATTER NUMBER	FILE DATE	STATUS
	India	2616/Del/97	186807	105039	9/15/97	Patent Granted 8/23/02
	India DIV	468/DEL/2001	91829	105039	9/15/97	Patent Granted 10/11/04
	Indonesia	P-973206		105036	9/16/97	Allowed
	Korea	98-1421	10-0247505	105032	1/19/98	Patent Granted 12/13/99
	Malaysia	PI 970 4259	MY-117314-A	105037	9/13/97	Patent Granted 6/30/04
	Pakistan	706/97	135886	105044	9/13/97	Patent Granted 9/13/99
	Philippines	I-57996	1199757996	105038	9/24/97	Patent Granted 1/21/04
	Taiwan	86111816	133005	105034	8/16/97	Patent Granted 5/15/01
	Thailand	039630		105035	9/15/97	Pending
	Turkey	97/1051		105040	9/26/97	Allowed
	Israel	121,730		105042	9/10/97	Allowed
	Saudi Arabia	98180771		105043	1/4/98	Pending

Exhibit B

Territory

Albania

Andorra

Anguilla

Antigua & Barbuda

Argentina

Aruba

Austria

Bahamas

Barbados

Belarus

Belgium

Belize

Bermuda

Bolivia

Bosnia and Herzegovina

Brazil

British Virgin Islands

Bulgaria

Canada

Cayman Islands

Chile

Colombia

Costa Rica

Croatia

Cuba

Cyprus

Czech Republic

Denmark

Dominica

Dominican Republic

Ecuador

El Salvador

Estonia

Falkland Islands

Faroe Islands

Finland

France

French Guiana

Germany

Gibraltar

Greece

Greenland

Grenada

Guadeloupe

Guatemala

Guyana

Haiti

Honduras

Hungary

Iceland

Ireland

Israel

Italy

Jamaica

Latvia

Liechtenstein

Lithuania

Luxembourg

Macedonia

Malta

Martinique

Mexico

Moldova

Monaco

Montserrat

Navassa Island

Netherlands

Netherlands Antilles

Nicaragua

Norway

Panama

Paraguay

Peru

Poland

Portugal

Puerto Rico

Romania

Russia

San Marino

Serbia and Montenegro

Slovakia

Slovenia

Spain

St. Thomas

St. Helena

St. John’s

St. Kitts and Nevis

St. Lucia

St. Vincent and the Grenadines

Suriname

Sweden

Switzerland

Trinidad & Tobago

Turkey

Turks & Caicos

Ukraine

United Kingdom

United States of America

Uruguay

Vatican City

Venezuela

Virgin Islands